U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2019

JUFEEL INTERNATIONAL GROUP
(Exact Name of Registrant as Specified in its Charter)

Wyoming	333-229777	82-3002644
(State of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

85 Jinshui East Road 19/F, Tower 3, Yabao Zhengzhou, Henan Province, PRC
(Address of principal executive offices)

+86 (371) 53626656 (Registrant’s telephone number including area code) Not Applicable (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL CONTRACT

On July 6, 2019, Henan Jufeel Technology Group Co., Ltd and Asian Sunshine(Beijing) International Technology Co., Ltd entered into a Strategic Cooperation Framework Agreement. Pursuant to the agreement, the two parties agreed to merge the whole Asia Sunshine into Henan Jufeel Technology Group Ltd, and all the business of health physiotherapy sector merge into Jufeel’s substantially controlled US listed company (Nasdaq Stock Code: CNJG). The Agreement is attached as Exhibit 10.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a. None.

b. Exhibits

Number	Exhibit
10.1	Strategic Cooperation Framework Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUFEEL INTERNATIONAL GROUP

Dated: July 9, 2019	By:	/s/ Rongxuan Zhang
Rongxuan Zhang
Chief Executive Officer

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